UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

November 11, 2009
____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On November 11, 2009, Ironclad Performance Wear Corporation (the “Company”) issued a press release and held a conference call regarding its financial results for the third quarter ended September 30, 2009. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company will hold its third quarter 2009 financial results conference call on Wednesday, November 11, 2009 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time).  To participate in the conference call, interested parties should dial (877) 941-1492 ten minutes prior to the call. International callers should dial +1 (480) 629-9666.  If you are unable to participate in the live call, a replay will be available from November 11, 2009 at 4:30pm Pacific Time through 9:00pm Pacific Time on Wednesday, November 25, 2009.  To access the replay, dial (800) 406-7325 (passcode: 4181177).  International callers should dial +1 (303) 590-3030 and use the same passcode.

In addition, the conference call will also be broadcast live over the internet and can be accessed at www.ironclad.com.  For those unable to participate during the live broadcast, the Webcast will be archived on this site through November 25, 2009.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.              Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

	Exhibit Number	Description

	99.1	Press release entitled “Ironclad Performance Wear Reports Third Quarter 2009 and Year-to-Date 2009 Results” dated November 11, 2009.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 11, 2009	By:	/s/ Thomas Kreig
Name: Thomas Kreig
Title: Senior Vice President of Finance

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Third Quarter 2009 and Year-to-Date 2009 Results” dated November 11, 2009.